Exhibit 10.2.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of July 27, 2017 (this “Amendment”), to the First Lien Credit Agreement, dated as of June 5, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among AT HOME HOLDING III INC., a Delaware corporation (the “Borrower”), AT HOME HOLDING II INC., a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as administrative agent and as collateral agent (in such capacities, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders agreed to make certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein and that the requisite Lenders provide the consent as set forth herein;

WHEREAS, the requisite Lenders are willing to agree to such amendments on the terms set forth herein; and

WHEREAS, the Borrower, the requisite Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Defined Terms; Rules of Construction.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply herein.

SECTION 2.                            Amendments to Credit Agreement.

2.1                               References Generally. On and after the First Amendment Effective Date (as defined herein), each reference in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” and words of similar import) shall be deemed to be references to the Credit Agreement as amended hereby.

2.2                               Amendments to Section 1.01 (Defined Terms) of the Credit Agreement.

(a)                                 The following defined terms shall be inserted in Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Existing Mortgaged Properties” means each real property that is subject to a Mortgage under this Agreement as in effect immediately prior to the First Amendment Effective Date.

“First Amendment” means the First Amendment, dated as of July 27, 2017, to this Agreement among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment, which date is, for the avoidance of doubt, July 27, 2017.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                                 The definition of “ABL Cap” is hereby amended by replacing “$215,000,000” therein with “$425,000,000”.

(c)                                  The definition of “Defaulting Lender” is hereby amended by (i) deleting the word “or” immediately before clause (d)(ii) thereof, (ii) inserting the following after the words “acting in such a capacity” at the end of clause (d)(ii) thereof: “, or (iii) has become the subject of a Bail-In Action”.

(d)                                 Clause (a) of the definition of “Excluded Property” is hereby amended by replacing “$7,500,000” therein with “$12,000,000 (other than the Existing Mortgaged Properties)”.

(e)                                  The definition of “Material Real Property” is hereby amended by replacing “$7,500,000” therein with “$12,000,000”.

2.3                               Amendment to Article II (The Commitments and Credit Extensions) of the Credit Agreement.  Article II of the Credit Agreement is hereby amended by inserting the following section at the end thereof:

“Section 2.14                       MIRE Events. Each of the parties hereto acknowledges and agrees that, if there are any Mortgaged Properties, any increase, extension or renewal of any of the Term Commitments or Term Loans (including the provision of Incremental First Lien Term Commitments, Incremental First Lien Term Loans or any other incremental credit facilities hereunder, but excluding any continuation or conversion of borrowings) shall be subject to (and conditioned upon): (1) with respect to such Mortgaged Properties, to the extent then required by Flood Laws, the prior delivery of Flood Documents (including, with respect to any Mortgaged Property for which flood insurance is required pursuant to Section 6.07(b), Evidence of Flood Insurance), ,and (2) the Administrative Agent shall have received confirmation from each Lender (to the extent that such Lender is a “lender” subject to the Flood Laws and required to conduct flood diligence pursuant to the Flood Laws) that such Lender’s flood insurance due diligence has been completed with respect to such Mortgaged Properties (such written confirmation not to be unreasonably withheld, conditioned or delayed).”

2.4                               Amendment to Article V (Representations and Warranties) of the Credit Agreement.  Article V of the Credit Agreement is hereby amended by inserting the following section at the end thereof:

“Section 5.24                       EEA Financial Institutions.  No Loan Party is an EEA Financial Institution.

Section 5.25                             Non-Employee Benefit Plan Status, Etc.  The Borrower is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.”

2.5                               Amendment to Article VI (Affirmative Covenants) of the Credit Agreement.  Article VI of the Credit Agreement is hereby further amended by:

(a)                                 amending and restating clause (b) of Section 6.07 in its entirety as follows:

“(b)                           With respect to each Mortgaged Property that is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” with respect to which flood insurance has been made available under Flood Laws, the applicable Loan Party (A) has obtained and will maintain, with financially sound and reputable insurance companies (except to the extent that any insurance company insuring the Mortgaged Property of the Loan Party ceases to be financially sound and reputable after the Closing Date, in which case, the Loan Party shall promptly replace such insurance company with a financially sound and reputable insurance company), such flood insurance in such reasonable total amount as the Administrative Agent and the Lenders may from time to time reasonably require, and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Laws and (B) promptly upon request of the Administrative Agent or any Lender, will deliver to the Administrative Agent or such Lender as applicable, evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent and such Lender, including, without limitation, evidence of annual renewals of such insurance.”

(b)                                 adding the following new clause (e) at the end of Section 6.12:

“(e)                            Notwithstanding the foregoing, the Administrative Agent shall not enter into any Mortgage in respect of any real property acquired by the Borrower or any other Loan Party after the Closing Date, and Borrower or such other Loan Party shall not be obligated to deliver any Mortgage, until the later of (1) the date that occurs 45 days after the Administrative Agent has delivered to the Lenders (which may be delivered electronically) the Flood Documents and (2) the Administrative Agent shall have received written confirmation from each Lender conducting flood insurance due diligence and flood insurance compliance, that such Lender’s flood insurance due diligence and flood insurance compliance has been completed (such written confirmation not to be unreasonably conditioned, withheld or delayed).  Notwithstanding anything to the contrary contained herein, if any Lender is unable or fails to complete flood insurance diligence to its reasonable satisfaction so as to permit the Borrower or any Loan Party to deliver a Mortgage as required by this Section 6.12, then so long as the Borrower or such Loan Party otherwise has complied with this Section 6.12, the Borrower or such Loan Party shall have no obligation hereunder to deliver such Mortgage (and no Event of Default shall be deemed to arise from the Borrower’s or such Loan Party’s failure to deliver such Mortgage) unless and until each Lender completes such flood insurance diligence to its reasonable satisfaction (after which the Borrower or such Loan Party shall have a period of thirty (30) additional days following written notification thereof to execute and deliver such Mortgage).”

2.6                               Amendment to Article X (Miscellaneous) of the Credit Agreement.  Article X of the Credit Agreement is hereby further amended by adding the following new section at the end thereof:

“Section 10.22.             Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

2.7                               Amendment to Annex I to Exhibit E-1 (Form of Assignment and Assumption) of the Credit Agreement.  Annex I to Exhibit E-1 of the Credit Agreement is hereby further amended by (i) deleting the word “and” immediately before clause (a)(viii) of Section 1.2. thereof, (ii) inserting the following after the words “executed by [the][such] Assignee;” at the end of clause (a)(viii) of Section 1.2. thereof: “, and (ix) [the][such] Assignee is not and will not be (A) an employee benefit plan subject to Title I of ERISA, (B) a plan or account subject to Section 4975 of the Code, (C) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code, or (D) a “governmental plan” within the meaning of ERISA (it being understood that such representation and warranty set forth in the foregoing clause (ix) shall be to the Administrative Agent, [the][each] Assignor and the respective Affiliates of each, and not, for the avoidance of doubt, for the benefit of the Borrower or any other Loan Party);”.

2.8                               Amendment to Annex I to Exhibit E-2 (Form of Affiliated Lender Assignment and Assumption) of the Credit Agreement.  Annex I to Exhibit E-2 of the Credit Agreement is hereby further amended by (i) deleting the word “and” immediately before clause (a)(xii) of Section 1.2. thereof, (ii) inserting the following after the words “from any of the foregoing];” at the end of clause (a)(xii) of Section 1.2. thereof: “, and (xiii) [the][such] Assignee is not and will not be (A) an employee benefit plan subject to Title I of ERISA, (B) a plan or account subject to Section 4975 of the Code, (C) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code, or (D) a “governmental plan” within the meaning of ERISA (it being understood that such representation and warranty set forth in the foregoing clause (xiii) shall be to the Administrative Agent, [the][each] Assignor and the respective Affiliates of each, and not, for the avoidance of doubt, for the benefit of the Borrower or any other Loan Party)];”.

SECTION 3.                            Consent and Authorizations.

(a)                                 Each Lender party hereto hereby (i) consents to the amendment to the ABL/Term Intercreditor Agreement attached hereto as Annex A (the “ABL/Term Intercreditor Agreement Amendment”) and (ii) authorizes the Administrative Agent to enter into the ABL/Term Intercreditor Agreement Amendment.

(b)                                 For the avoidance of doubt, each Lender party hereto hereby authorizes the Administrative Agent to take action reasonably requested by the Borrower in order to release and terminate the Mortgage with respect to an Existing Mortgaged Property upon consummation of a sale-leaseback transaction that is permitted under the Credit Agreement with respect to such Existing Mortgaged Property with a Person that is not a Loan Party, in accordance with Section 9.10(a)(ii) of the Credit Agreement.

SECTION 4.                            Conditions to Effectiveness.  This Amendment and the provisions hereof shall become effective on the date (the “First Amendment Effective Date”) on which:

(a)                                 Amendment.  The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower, (ii) the Administrative Agent and (iii) the Lenders constituting the Required Lenders under the Credit Agreement as in effect immediately prior to the First Amendment Effective Date.

(b)                                 Payment of Fees, Expenses.  The Administrative Agent shall have received (i) all fees payable thereto or to any Lender on or prior to the First Amendment Effective Date, and (ii) all fees and expenses as required pursuant to Section 5 of this Amendment or otherwise in connection with this Amendment (including, without limitation, the reasonable out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent).

(c)                                  Representations and Warranties.  The representations and warranties set forth in Section 6 of this Amendment shall be, both immediately before and after giving effect to this Amendment, true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(d)                                 No Defaults.  No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date immediately after giving effect to this Amendment.

(e)                                  Acknowledgement and Confirmation.  The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex A hereto from a Responsible Officer of each Loan Party.

SECTION 5.                            Payment of Fees and Expenses.

(a)         The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

(b)         The Borrower agrees to pay (or cause to be paid) to the Administrative Agent, for the account of each Lender that executes and delivers a signature page to this Amendment (each, a “Consenting Lender”), a consent fee (the “Consent Fee”) equal to 0.15% of the aggregate outstanding principal amount of the Term Loans of such Consenting Lender under the Credit Agreement as of the First Amendment Effective Date.  Such Consent Fee will be in all respects fully earned, due and payable on, and subject to, the First Amendment Effective Date and non-refundable and non-creditable thereafter.

SECTION 6.                            Representations and Warranties.

(a)                                 The Borrower hereby represents and warrants that (a) each of the representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be, both immediately before and after giving effect to this Amendment, true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as if made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, (b) both immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, (c) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (x) bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and (y) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (d) it is not and will not be (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code, (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code, or (iv) a “governmental plan” within the meaning of ERISA.

(b)                                 Each Lender party hereto as of the First Amendment Effective Date represents and warrants as of the First Amendment Effective Date to the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, for the benefit of the Borrower or any other Loan Party, that such Lender is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code, (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code, or (4) a “governmental plan” within the meaning of ERISA.

SECTION 7.                            GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

EACH PARTY HERETO HEREBY AGREES THAT THE PROVISIONS OF SECTION 10.15 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

SECTION 8.                            Amendments; Execution in Counterparts.  (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement or any other Loan Document not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement and each of the other Loan Documents are and shall remain in full force and effect and the Borrower agrees, with respect to each Loan Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Loan Document, as amended hereby, including guarantees and grants of security interests, shall remain in full force and effect. This Amendment and the Acknowledgment and Confirmation shall each constitute a Loan Document for the purposes of the Credit Agreement and the other Loan Documents.  This Amendment may not be amended, nor may any provision hereof be waived, amended or modified except in writing signed by the Borrower, the Administrative Agent and the Required Lenders pursuant to Section 10.01 of the Credit Agreement (assuming this Amendment were the Credit Agreement) and such Section 10.01 shall apply to this Amendment mutatis mutandis on such basis.

(b)                                 This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.  The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided, that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

(c)                                  Each party hereto acknowledges and agrees that its execution and delivery of a counterpart of a signature page to this Amendment to the Administrative Agent is irrevocable and binding on such party and its respective successors and assigns even if such signature page is submitted prior to the effectiveness of any amendment contained herein.

SECTION 9.                            Integration.  This Amendment and the other Loan Documents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 10.                     Severability.  To the fullest extent permitted by law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11.                     Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AT HOME HOLDING III INC.,
as the Borrower

By	/s/ Judd T. Nystrom
	Name:	Judd T. Nystrom
	Title:	Chief Financial Officer

[First Amendment to Credit Agreement — Signature Page]

AT HOME HOLDING II INC.,
as Holdings

By	/s/ Judd T. Nystrom
	Name:	Judd T. Nystrom
	Title:	Chief Financial Office

[First Amendment to Credit Agreement — Signature Page]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Reneé Marion
	Name:	Reneé Marion
	Title:	Assistant Vice President

[First Amendment to Credit Agreement — Signature Page]

Annex A

to First Amendment

ABL/Term Intercreditor Agreement Amendment

[Attached]

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FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is entered into this     day of       , 2017, among BANK OF AMERICA, N.A., as Representative for the Original ABL Secured Parties (in such capacity, together with any successor administrative agent under the Original ABL Credit Facility, the “ABL Agent”), and BANK OF AMERICA, N.A., as Representative for the First Lien Term Credit Agreement Secured Parties (in such capacity, together with any successor administrative agent under the First Lien Term Credit Agreement, the “First Lien Term Administrative Agent”).

RECITALS

A.                                    Pursuant to that certain Credit Agreement, dated as of October 5, 2011, by, among others, AT HOME HOLDING III INC., a Delaware corporation (“AHIII”), AT HOME STORES LLC, a Delaware limited liability company (“AH Stores”, and together with AHIII, collectively, the “Borrowers”), AT HOME HOLDING II INC., a Delaware corporation (“Holdings”), the other Loan Parties party thereto from time to time, the lenders party thereto from time to time, and the ABL Agent (as amended through the date hereof and as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), the ABL Secured Parties have agreed to make certain loans and provide other financial accommodations to or for the benefit of the Borrowers and certain of their affiliates.

B.                                    Pursuant to (i) that certain Holdings Guaranty, dated as of October 5, 2011 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “ABL Holdings Guaranty”) by Holdings in favor of the ABL Secured Parties, and (ii) that certain Subsidiary Guaranty, dated as of October 5, 2011 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “ABL Subsidiary Guaranty”, and together with the ABL Holdings Guaranty, collectively, the “ABL Guaranties”), by certain Subsidiaries of Holdings (together with Holdings, the “ABL Guarantors”) in favor of the ABL Secured Parties, the ABL Guarantors have guaranteed the payment and performance of the ABL Obligations.

C.                                    As a condition to the effectiveness of the ABL Credit Agreement and to secure the obligations of the Borrowers and the ABL Guarantors under and in connection with the ABL Credit Facility Documents, the Loan Parties have granted to the ABL Agent (for the benefit of the ABL Secured Parties) Liens on the Collateral.

D.                                    Pursuant to that certain First Lien Term Credit Agreement dated as of June 5, 2015 (as amended through the date hereof and as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “First Lien Term Credit Agreement”), by and among AHIII, as the Borrower, Holdings, the lenders party thereto from time to time and the First Lien Term Administrative Agent, the First Lien Term Credit Agreement Secured Parties agreed to make certain loans to or for the benefit of AHIII.

E.                                     Pursuant to (i) that certain Holdings Guaranty, dated as of June 5, 2015 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified

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from time to time, the “First Lien Term Holdings Guaranty”) by Holdings in favor of the First Lien Term Credit Agreement Secured Parties, and (ii) that certain Subsidiary Guaranty, dated as of June 5, 2015 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “First Lien Term Subsidiary Guaranty”, and together with the First Lien Term Holdings Guaranty, collectively, the “First Lien Term Guaranties”), by certain Subsidiaries of Holdings (together with Holdings, the “First Lien Term Guarantors”) in favor of the First Lien Term Credit Agreement Secured Parties, the First Lien Term Guarantors have guaranteed the payment and performance of the First Lien Term Credit Agreement Obligations.

F.                                      As a condition to the effectiveness of the First Lien Term Credit Agreement and to secure the obligations of AHIII and the other Loan Parties under and in connection with the First Lien Term Credit Agreement Loan Documents, the Loan Parties have granted to the First Lien Term Administrative Agent (for the benefit of the First Lien Term Credit Agreement Secured Parties) Liens on the Collateral.

G.                                    The ABL Agent and the First Lien Term Administrative Agent, among others, entered into that certain Intercreditor Agreement, dated as of June 5, 2015 (further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), which provides, among other things, the respective rights and remedies of the ABL Agent and the First Lien Term Administrative Agent with respect to the Collateral and certain other matters.

H.                                   Contemporaneously herewith, the Borrowers, the ABL Guarantors, the ABL Agent and certain lenders party to the ABL Credit Agreement are entering into that certain Seventh Amendment to Credit Agreement to amend certain of the terms of the ABL Credit Agreement (the “ABL Amendment”).

I.                                        Contemporaneously herewith, AHIII, Holdings, the First Lien Term Administrative Agent and certain lenders party to the First Lien Term Credit Agreement are entering into that certain First Amendment to First Lien Credit Agreement to amend certain terms of the First Lien Term Credit Agreement (the “First Lien Term Amendment”).

J.                                        The Second Lien Term Credit Agreement Obligations have been satisfied and paid in full prior to the date hereof.

K.                                    The ABL Agent and the First Lien Term Administrative Agent have agreed to amend certain provisions of the Intercreditor Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

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AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Intercreditor Agreement.

Amendments to Intercreditor Agreement.  The Intercreditor Agreement is hereby amended as follows:

By amending Section 1.01 thereof by deleting clause (1) of the definition of “ABL Priority Collateral” and substituting the following new clause (1) in its stead:

“(1) (x) all Accounts and (y) all credit card receivables constituting “Payment Intangibles” under the Uniform Commercial Code;”

By amending Section 8.12 thereof by deleting clause (iv) therefrom in its entirety and substituting in its stead the following new clause (iv):

“(iv)                        if to the Original ABL Agent, to it at:  Bank of America, N.A., 100 Federal Street, 9th Floor, Mail Code: MA5-100-09-09, Boston, MA 02110, Attention of Brian Lindblom, telecopy: (617) 310-2872, e-mail:  brian.p.lindblom@baml.com;”

Miscellaneous.

This Amendment may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document.  Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

The Intercreditor Agreement, as amended hereby, expresses the entire understanding of the parties hereto with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Except as expressly amended hereby, all terms and provisions of the Intercreditor Agreement remain in full force and effect.

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THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE CHOICE OF LAW AND VENUE PROVISIONS SET FORTH IN THE INTERCREDITOR AGREEMENT, AND SHALL BE SUBJECT TO THE JURY TRIAL WAIVER AND NOTICE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

This Amendment shall become effective when executed and delivered by the parties hereto.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK OF AMERICA, N.A.,
as ABL Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as First Lien Term Administrative Agent

By:
Name:
Title:

Signature Page to First Amendment to Intercreditor Agreement

Acknowledged:	AT HOME HOLDING III INC.

By:
Name:
Title:

AT HOME HOLDING II INC.

By:
Name:
Title:

AT HOME STORES LLC

By:
Name:
Title:

Acknowledged:	AT HOME COMPANIES LLC
AT HOME PROPERTIES LLC
1600 EAST PLANO PARKWAY, LLC
2650 WEST INTERSTATE 20, LLC
11501 BLUEGRASS PARKWAY LLC
12990 WEST CENTER ROAD LLC
1944 SOUTH GREENFIELD ROAD LLC
4700 GREEN ROAD LLC
4304 WEST LOOP 289 LLC
642 SOUTH WALNUT AVENUE LLC
15065 CREOSOTE ROAD LLC
335 N. ACADEMY BOULEVARD (1031), LLC
1660 W. MIDWAY BOULEVARD (1031), LLC
3003 WEST VINE, LLC
7613 NORTH EAST LOOP 1604, LLC
334 CHICAGO DRIVE, LLC
4949 GREENWOOD DRIVE, LLC
2251 SOUTHWYCK BLVD, LLC
1605 BUFORD HWY, LLC
1267 CENTRAL PARK DR, LLC
4801 183A TOLL ROAD, LLC
19000 LIMESTONE COMMERCIAL DR, LLC
5501 GROVE BLVD, LLC
1600 W. KELLY AVENUE, LLC
1919 WELLS RD, LLC
7697 WINCHESTER RD, LLC
1000 TURTLE CREEK DRIVE LLC
2201 PORTER CREEK DR LLC
2000 E. SANTA FE LLC
301 S TOWN EAST MALL DR LLC
621 SW 19TH STREET LLC
4200 AMBASSADOR CAFFERY PKWY LLC
4405 PHEASANT RIDGE DR LLC
6360 RIDGEWOOD COURT DR LLC
AT HOME RMS INC.
AT HOME PROCUREMENT INC.
AT HOME GIFT CARD LLC
1376 E. 70TH STREET LLC
25 PACE BLVD LLC
2780 WILMA RUDOLPH BOULEVARD LLC
E. WILLIAMS FIELD RD LLC

By:
Name:
Title:

Acknowledged:	3000 KIRBY DRIVE LLC
3551 S 27TH STREET LLC
4833 WATERVIEW MEADOW DR LLC
10800 ASSEMBLY PARK DR LLC

By:
Name:
Title:

Annex B

to First Amendment

ACKNOWLEDGMENT AND CONFIRMATION

(a)                                 Reference is made to the FIRST AMENDMENT, dated as of July 27, 2017 (the “Amendment”; capitalized terms used herein without definition shall have the meanings therein), to the FIRST LIEN CREDIT AGREEMENT, dated as of June 5, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among AT HOME HOLDING III INC., a Delaware corporation (the “Borrower”), AT HOME HOLDING II INC., a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as administrative agent and as collateral agent (in such capacities, the “Administrative Agent”) and the other agents parties thereto.

(b)                                 The Credit Agreement is being amended pursuant to the Amendment as set forth therein (as so amended, the “Amended Credit Agreement”).  Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

(i)                                     all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment;

(ii)                                  all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees; and

(iii)                               each of the representations and warranties made by such party contained in any Loan Document (as defined in the Amended Credit Agreement) are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the First Amendment Effective Date (as defined in the Amended Credit Agreement), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(c)                                  This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(d)                                 THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(e)                                  This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts,

and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.

AT HOME HOLDING III INC.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation

AT HOME HOLDING II INC.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation

SUBSIDIARY GUARANTORS:

AT HOME COMPANIES LLC
AT HOME STORES LLC
AT HOME PROPERTIES LLC
1600 EAST PLANO PARKWAY, LLC
2650 WEST INTERSTATE 20, LLC
11501 BLUEGRASS PARKWAY LLC
12990 WEST CENTER ROAD LLC
1944 SOUTH GREENFIELD ROAD LLC
4700 GREEN ROAD LLC
4304 WEST LOOP 289 LLC
642 SOUTH WALNUT AVENUE LLC
15065 CREOSOTE ROAD LLC
335 N. ACADEMY BOULEVARD (1031), LLC
1660 W. MIDWAY BOULEVARD (1031), LLC
3003 WEST VINE, LLC
7613 NORTH EAST LOOP 1604, LLC
334 CHICAGO DRIVE, LLC
4949 GREENWOOD DRIVE, LLC
2251 SOUTHWYCK BLVD, LLC
1605 BUFORD HWY, LLC
1267 CENTRAL PARK DR, LLC
4801 183A TOLL ROAD, LLC
19000 LIMESTONE COMMERCIAL DR, LLC
5501 GROVE BLVD, LLC
1600 W. KELLY AVENUE, LLC
1919 WELLS RD, LLC
7697 WINCHESTER RD, LLC
1000 TURTLE CREEK DRIVE LLC
2201 PORTER CREEK DR LLC
2000 E. SANTA FE LLC
4200 AMBASSADOR CAFFERY PKWY LLC
4405 PHEASANT RIDGE DR LLC
6360 RIDGEWOOD COURT DR LLC
301 S TOWN EAST MALL DR LLC
621 SW 19TH STREET LLC
AT HOME RMS INC.
AT HOME PROCUREMENT INC.
1376 E. 70TH STREET LLC
25 PACE BLVD LLC
2780 WILMA RUDOLPH BOULEVARD LLC
3000 KIRBY DRIVE LLC
3551 S 27TH STREET LLC
4833 WATERVIEW MEADOW DR LLC
10800 ASSEMBLY PARK DR LLC

Signature Page to Acknowledgement and Confirmation

AT HOME GIFT CARD LLC
E. WILLIAMS FIELD RD LLC

By:
Name:
Title: